UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report(Date of earliest event reported): May 4, 2015

EQUITY LIFESTYLE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11718	36-3857664
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)
Two North Riverside Plaza, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

(312) 279-1400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement material pursuant to Rule 14a14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement material pursuant to Rule 13e-4(c) under the Exchange Act (17 CFE 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On May 4, 2015, Equity LifeStyle Properties, Inc. (referred to herein as the “Company,” “we,” “us,” and “our”) and our operating partnership, MHC Operating Limited Partnership (the “Operating Partnership”), elected to extend our current "at the market" ("ATM") offering program by entering into new separate Equity Distribution Agreements (the “Equity Distribution Agreements”) with each of RBC Capital Markets, LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; SunTrust Robinson Humphrey, Inc.; and Wells Fargo Securities, LLC (each, individually, a “Sales Agent” and together, the “Sales Agents”), pursuant to which we may sell, from time to time, shares of our common stock, par value $0.01 per share (the “Common Stock”), having an aggregate offering price of up to $125,000,000, through the Sales Agents (the “Offering”). The new Equity Distribution Agreements replace the equity distribution agreements for our current ATM program.
Any Common Stock sold in the Offering will be issued pursuant to a prospectus dated April 30, 2015, and a prospectus supplement filed with the Securities and Exchange Commission (the “SEC”) on May 4, 2015, in connection with one or more offerings of shares under our shelf registration statement on Form S-3 (Registration No. 333-203753) filed with the SEC on April 30, 2015 and which was automatically effective upon filing. Sales of our Common Stock made pursuant to the Equity Distribution Agreements, if any, may be sold by any method permitted by law deemed to be an ATM offering as defined in Rule 415 of the Securities Act of 1933, as amended, which includes sales made directly on the New York Stock Exchange, the existing trading market for our Common Stock, or sales made to or through a market maker other than on an exchange. We intend to use the proceeds from any sales in the Offering for general corporate purposes, which may include the repayment of existing indebtedness, the acquisition of additional properties as suitable opportunities arise and the renovation, expansion and improvement of our existing properties.
We made certain customary representations, warranties and covenants concerning the Company, the Operating Partnership and the Common Stock in each Equity Distribution Agreement and also agreed to indemnify the Sales Agents against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Copies of the Equity Distribution Agreements are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K, and the descriptions of the material terms of the Equity Distribution Agreements in this Item 1.01 are qualified in their entirety by reference to such Exhibits, which are incorporated herein by reference.

Item 3.03	Material Modification to Rights of Securities Holders.
The information set forth under Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.
On May 5, 2015, we filed articles supplementary reclassifying 54,458 authorized but unissued shares of our 6.75% Series F Cumulative Redeemable Perpetual Preferred Stock, $.01 par value per share (the “Series F Preferred Stock”) as shares of our Preferred Stock without designation as to class or series. The articles supplementary were effective on May 5, 2015.

The foregoing description of the articles supplementary reclassifying shares of authorized but unissued Series F Preferred Stock is qualified in its entirety by reference to the text of the articles supplementary, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Articles Supplementary reclassifying shares of authorized but unissued preferred stock.

5.1	Opinion of Clifford Chance US LLP regarding the legality of the Common Stock.

8.1	Opinion of Clifford Chance US LLP regarding certain tax matters.

10.1	Equity Distribution Agreement, dated May 4, 2015, by and among Equity LifeStyle Properties, Inc., MHC Operating Limited Partnership and RBC Capital Markets, LLC.

10.2	Equity Distribution Agreement, dated May 4, 2015, by and among Equity LifeStyle Properties, Inc., MHC Operating Limited Partnership and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

10.3	Equity Distribution Agreement, dated May 4, 2015, by and among Equity LifeStyle Properties, Inc., MHC Operating Limited Partnership and SunTrust Robinson Humphrey, Inc.

10.4	Equity Distribution Agreement, dated May 4, 2015, by and among Equity LifeStyle Properties, Inc., MHC Operating Limited Partnership and Wells Fargo Securities, LLC.

23.1	Consent of Clifford Chance US LLP (included in Exhibit 5.1.)

23.2	Consent of Clifford Chance US LLP (included in Exhibit 8.1.)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EQUITY LIFESTYLE PROPERTIES, INC.

Date: May 7, 2015	By:	/s/ Paul Seavey
Paul Seavey
Executive Vice President, Chief Financial Officer and Treasurer

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